SEC 873 Potential persons who are to respond to the collection of (5/99) information contained in this form are not required to respond unless the form displays a currently valid OMB control number.


                                                        OMB APPROVAL
                      UNITED STATES                     OMB Number: 3235-0060
           SECURITIES AND EXCHANGE COMMISSION           Expires: May 31, 2000
                  Washington, DC 20549                  Estimated average burden
                                                        hours per response: 5



                                    FORM 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)    September 14,1999


          Newlands Oil & Gas Inc.
(Exact name of registrant as specified in its chapter)


         Nevada                                          98-0197707
(State or other jurisdiction     (Commission            (IRS Employer
of incorporation                  File Number)           Identification No.)

#300 - 750 West Pender Street, Vancouver, BC
   CANADA                                                V6C 2T7
(Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code   (604)689-1180


            N/A
(Former name or former address, if changed since last report)


Item 1. Changes in Control of Registrant.
N/A

Item 2. Acquisition or Disposition of Assets.
N/A

Item 3. Bankruptcy or Receivership.
N/A

Item 4. Changes in Registrant's Certifying Accountant.
N/A

Item 5. Other Events.
Newlands Oil and Gas Inc. announces that the initial Wildcat Well 32-15 drilled on its Travis Project in Solano County, California was completed to 11,675 feet, logged and plugged and abandoned. The Well cost was under-budget.

The Well provided new information on a Winters Sand, which was not an original target. The sand which was 200 feet thick, had gas shows but was water saturated. The company intends to re-work its geology and if favorable drill a second test well in Spring 2000 to test the Winter's formation in a more favorable geological formation.

Newlands interests in the 50 square mile 3-D project is a 10% working interest.

Item  6.  Resignations  of  Registrant's  Directors.
N/A

Item  7.  Financial  Statements  and  Exhibits.
N/A

Item 8. Change in Fiscal Year.
N/A

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        Newlands Oil & Gas Inc.
                                               (Registrant)
Date       September 14, 1999           /s/ Allen Sewell
                                        President, Director
                                        (Signature)